SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) January 14, 1997




                            HOST MARRIOTT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                     1-5664
                            (Commission File Number)

                                   53-0085950
                     (I.R.S. Employer Identification Number)


                  10400 Fernwood Road, Bethesda, Maryland 20817
               (Address of Principle Executive Offices) (Zip Code)



        Registrant's Telephone Number, Including Area Code (301) 380-9000
         (Former Name or Former Address, if changed since last report.)

Item 5.  Other Events

The Registrant is filing this Current Report on Form 8-K to identify certain transactions which have occurred subsequent to the close of the Company's third quarter, as well as other events that have occurred throughout fiscal years 1995 and 1996, the effects of which may be relevant to investors. See the introduction to the Pro Forma Condensed Consolidated Financial Data for a discussion of these transactions and the related pro forma financial statements.

Item 7.  Financial Statements and Exhibits

(b) Pro forma financial information of the Company as of September 6, 1996 and for the thirty-six weeks ended September 6, 1996 and for the fiscal year ended December 29, 1995:


                                                                                      Page
                                                                                      ----

     Unaudited Pro Forma Condensed  Consolidated Financial Data                          3
     Unaudited Pro Forma Condensed  Consolidated  Balance  Sheet
          as of September 6, 1996                                                        5
     Unaudited Pro Forma Condensed  Consolidated  Statement of Operations
          for the thirty-six weeks ended  September  6, 1996                             6
     Unaudited  Pro Forma  Condensed  Consolidated  Statement  of Operations
           for the fiscal year ended December 29, 1995                                   7
     Notes to Pro Forma Condensed Consolidated Financial Data                            8

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Host Marriott Corporation

                                     By:    /s/ Donald D. Olinger
                                        -------------------------
                                      Donald D. Olinger
                                      Senior Vice President and
                                      Corporate Controller

January 14, 1997

                 PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company reflect the following transactions for the thirty-six weeks ended September 6, 1996 and for the fiscal year ended December 29, 1995, as if such transactions had been completed at the beginning of each period:

- 1996 acquisition of a controlling interest in 17 full-service hotel properties
-    1996  acquisition of six  full-service  hotel properties
-    March 1996 Stock Offering (as defined  below)
- December 1996 purchase of a mortgage note secured by the New York Marriott Financial Center Hotel
-    December 1996 Convertible Preferred Stock  Offering (as defined  below)
- December 1996 repayment of a mortgage note secured by the Philadelphia Convention Center Hotel
-    1996 sale/leaseback  of 16  Courtyard  and 18  Residence  Inn  properties
- 1995 acquisition of eight full-service hotel properties (see discussion below)
-    1995 sale/leaseback of 37 Courtyard properties
-    1995 sale of the Company's remaining four Fairfield Inns
-    May 1995 Debt Offering (as defined below)
-    December 1995 Debt Offering (as defined below)

The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 6, 1996 reflects the following fourth quarter 1996 transactions:

- acquisition of a controlling interest in the Marriott Suites Limited Partnership ("MSLP"), which owns four full-service hotel properties
- acquisition of a controlling interest in a partnership which owns the Ritz-Carlton in Naples, Florida and the Ritz-Carlton, Buckhead in Atlanta, Georgia
- acquisition of controlling interests in the partnerships which own the Toronto Airport Marriott, the Salt Lake City Marriott, and the Radisson Hotel in Calgary, Canada, respectively
- acquisition of two full-service hotel properties, the Ritz-Carlton in downtown Atlanta and the Palm Beach Gardens Marriott
- December 1996 purchase of a mortgage note secured by the New York Marriott Financial Center Hotel
- December 1996 repayment of a mortgage note secured by the Philadelphia Marriott Hotel
-    December 1996 Convertible Preferred Stock Offering
- exercise of 6.3 million warrants to purchase the Company's common stock for $44 million, which resulted in the issuance of 6.3 million shares of common stock

During 1996, the Company acquired six full-service hotel properties and a controlling interest in an additional 17 full-service hotel properties, and purchased the mortgage note secured by the New York Marriott Financial Center Hotel Also, during 1996, the Company sold and leased back 16 Courtyard properties and 18 Residence Inns. The Company completed the issuance of 11 million shares of Company-Obligated, Mandatorily- Redeemable Convertible Preferred Stock of a Subsidiary Trust for net proceeds of $530 million on December 2, 1996 (the "December 1996 Convertible Preferred Stock Offering") and completed the issuance of 31.6 million shares of the Company's common stock for net proceeds of nearly $400 million on March 27, 1996 (the "March 1996 Stock Offering"). The Company also repaid a mortgage note secured by the Philadelphia Marriott Hotel in December 1996.

During 1995, the Company acquired nine full-service hotel properties. The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect any pro forma adjustments related to the New York Vista Hotel (renamed the Marriott World Trade Center) due to the suspension of hotel operations and the renovation of the hotel as a result of extensive damage from an explosion on February 26, 1993. Because the hotel did not resume full operations until late 1995, the historical operations of the hotel during the fiscal year ended December 29, 1995 are not meaningful.

HMH Properties, Inc. ("HMH Properties"), an indirect wholly-owned subsidiary of the Company, issued $600 million of debt (the "Properties Notes") in May 1995 (the "May 1995 Debt Offering"). The Properties Notes were issued at par and carry a 9.5% interest rate with a final maturity of May 2005. The net proceeds to the Company were used to defease, and subsequently redeem, bonds which carried a weighted average interest rate of 10.4%, and to pay down a portion of the line of credit with Marriott International. Additionally, the Company replaced its $630 million line of credit with Marriott International with a $225 million line of credit (the "MI Line of Credit").

In December 1995, HMC Acquisition Properties, Inc. ("Acquisitions"), an indirect wholly-owned subsidiary of the Company, issued $350 million of 9% senior notes (the "Acquisitions Notes") to several initial purchasers (the "December 1995
Debt Offering"). The Acquisitions Notes were issued at par and have a final maturity of December 2007. The proceeds were utilized to repay in full the $210 million of outstanding borrowings under, and terminate, Acquisitions' $230 million revolving credit facility (the "Revolver"), to acquire three full-service hotel properties and to finance future acquisitions of full-service hotel properties.

During 1995, the Company sold the 199-room Springfield Radisson Hotel which was acquired as part of a portfolio of lodging properties by the Company in 1994. No adjustment has been reflected in the accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations due to the immateriality of the operating results for this property.

The unaudited Pro Forma Condensed Consolidated Financial Data of the Company are presented for informational purposes only and may not reflect the Company's future results of operations and financial position or what the results of operations and financial position of the Company would have been had such transactions occurred as of the dates indicated. The unaudited Pro Forma Condensed Consolidated Financial Data and Notes thereto should be read in conjunction with the Company's Consolidated Financial Statements and Condensed Consolidated Financial Statements and Notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-K.

                            HOST MARRIOTT CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  (in millions)


                                                                                      As of September 6, 1996
                                                                       ------------------------------------------------
                                                                                            Pro Forma
                                                                       Historical          Adjustments        Pro Forma
                                                                       ------------------------------------------------
ASSETS
Property and Equipment.............................................    $   3,280           $      557  (A)    $   3,837
Notes and Other Receivables........................................          199                   --               199
Due from Hotel Managers............................................           73                   --                73
Investments in Affiliates..........................................           13                   (2) (A)           11
Other Assets.......................................................          247                    6  (A)          374
                                                                                                  101  (B)
                                                                                                   20  (C)
Cash and Cash Equivalents..........................................          647                 (324) (A)          687
                                                                                                  530  (C)
                                                                                                   44  (D)
                                                                                                 (109) (E)
                                                                                                 (101) (B)
                                                                       ---------           ----------         ---------
                                                                       $   4,459           $      722         $   5,181
                                                                       =========           ==========         =========


LIABILITIES AND SHAREHOLDERS' EQUITY
Debt
   Debt carrying a parent company guarantee of repayment...........    $     220           $       --         $     220
   Debt not carrying a parent company guarantee of repayment.......        2,362                 (109) (E)        2,477
                                                                                                  224  (A)
                                                                       ---------            ---------          --------
                                                                           2,582                  115             2,697
Accounts Payable and Accrued Expenses..............................           67                   --                67
Deferred Income Taxes..............................................          465                   --               465
Other Liabilities..................................................          265                   12  (A)          278
                                                                                                    1  (A)
                                                                       ---------            ---------          --------
       Total Liabilities..........................................         3,379                  128             3,507
                                                                       ---------            ---------          --------

Company-Obligated, Mandatorily-Redeemable Convertible
   Preferred Securities of a Subsidiary Trust......................           --                  550  (C)          550
                                                                       ---------            ---------          --------

Shareholders' Equity
   Common Stock....................................................          195                    6  (D)          201
   Additional Paid-in Capital......................................          876                   38  (D)          914
   Retained Earnings...............................................            9                   --                 9
                                                                       ---------            ---------          --------
        Total Shareholders' Equity.................................        1,080                   44             1,124
                                                                       ---------            ---------          --------
                                                                       $   4,459           $      722         $   5,181
                                                                       =========           ==========         =========











     See Notes to Unaudited Pro Forma Condensed Consolidated Financial Data.

                            HOST MARRIOTT CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (in millions, except per share amounts)

                                                                 Thirty-six Weeks Ended September 6, 1996
                                                      --------------------------------------------------------------------
                                                                                            Acquisition
                                                                         Disposition          & Other
                                                                          Pro Forma          Pro Forma
                                                      Historical         Adjustments        Adjustments          Pro Forma
                                                      --------------------------------------------------------------------

Revenues
   Hotels..........................................    $     455          $      --          $     112   (F)     $     567
   Other...........................................            9                 --                 (1)  (F)             8
                                                       ---------          ---------          ---------           ---------
                                                             464                 --                111                 575
                                                       ---------          ---------          ---------           ---------
Operating Costs and Expenses
   Hotels..........................................          291                  6   (G)           50   (F)           347
   Other...........................................           24                 --                 --                  24
                                                       ---------           --------          ---------            --------
                                                             315                  6                 50                 371
                                                       ---------           --------          ---------            --------
Operating Profit...................................          149                 (6)                61                 204
Minority Interest..................................           (2)                --                 (4)  (F)            (6)
Corporate Expenses.................................          (25)                --                 --                 (25)
Interest Expense...................................         (152)                --                (22)  (F)          (167)
                                                                                                     7   (H)
Dividends on Convertible Preferred Securities......           --                 --                (26)  (I)           (26)
Interest Income....................................           29                 --                  5   (H)            26
                                                                                                    (1)  (F)
                                                                                                    (7)  (J)
                                                       ---------          ---------          ---------           ---------
Income (Loss) from Continuing Operations
   Before Income Taxes.............................           (1)                (6)                13                   6
(Provision) Benefit for Income Taxes...............           (6)                 2   (Q)           (5)  (Q)            (9)
                                                       ---------          ---------          ---------           ---------
Income (Loss) from Continuing Operations...........    $      (7)         $      (4)         $       8           $      (3)
                                                       =========          =========          =========           =========

Income (Loss) per Common Share from
   Continuing Operations...........................    $    (.04)                                                $    (.02)
                                                       =========                                                 =========

Weighted Average Shares Outstanding................        183.1                                  11.1  (R)         194.2
                                                       =========                             =========          =========




















     See Notes to Unaudited Pro Forma Condensed Consolidated Financial Data.

                            HOST MARRIOTT CORPORATION
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (in millions, except per share amounts)



                                                                                Fiscal Year 1995
                                                      --------------------------------------------------------------------
                                                                                            Acquisition
                                                                         Disposition          & Other
                                                                          Pro Forma          Pro Forma
                                                      Historical         Adjustments        Adjustments         Pro Forma
                                                      --------------------------------------------------------------------

Revenues
   Hotels........................................      $     474          $      (1) (K)     $     207   (F)     $     710
                                                                                                    30   (L)
   Other.........................................             10                 --                  2   (F)            12
                                                       ---------          ---------          ---------           ---------
                                                             484                 (1)               239                 722
                                                       ---------          ---------          ---------           ---------
Operating Costs and Expenses
   Hotels........................................            281                 26  (G)           109   (F)           442
                                                                                 (1) (K)            17   (L)
                                                                                 10  (M)
   Other.........................................             89                 --                 --                  89
                                                       ---------          ---------          ---------           ---------
                                                             370                 35                126                 531
                                                       ---------          ---------          ---------           ---------

Operating Profit.................................            114                (36)               113                 191
Minority Interest................................             (2)                --                 (5)  (F)            (7)
Corporate Expenses...............................            (36)                --                 --                 (36)
Interest Expense.................................           (178)                 4  (N)             7   (H)          (241)
                                                                                                   (57)  (F)
                                                                                                    (3)  (L)
                                                                                                     3   (O)
                                                                                                   (17)  (P)
Dividends on Convertible Preferred Securities....             --                 --                (37)  (I)           (37)
Interest Income..................................             27                 --                  7   (H)            34
                                                       ---------          ---------          ---------            --------
Income (Loss) from Continuing Operations
   Before Income Taxes and Extraordinary
   Item .........................................            (75)               (32)                11                 (96)
(Provision) Benefit for Income Taxes.............             13                 11  (Q)            (4)  (Q)            20
                                                       ---------          ---------          ---------           ---------
Income (Loss) from Continuing Operations
   Before Extraordinary Item.....................      $     (62)         $     (21)         $       7           $     (76)
                                                       =========          =========          =========           =========
Loss per Common Share from
   Continuing Operations.........................      $    (.39)                                                $    (.40)
                                                       =========                                                 =========
Weighted Average Share Outstanding...............          158.3                                  31.5   (R)         189.8
                                                       =========                             =========           =========














     See Notes to Unaudited Pro Forma Condensed Consolidated Financial Data.

                          NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED FINANCIAL DATA


A) Represents the adjustment to record the fourth quarter 1996 acquisition of two full-service properties and controlling interests in nine full-service hotel properties:

     -  Record  property and equipment of $557 million
     -  Record the mortgage debt of $224 million for two full-service properties
     -  Record the use of cash of $324 million  for acquisition  costs
     - Record the elimination of the prior investment of $2 million in one partnership
     -  Record other assets of $6 million
     - Record minority interest liability of $12 million and other liabilities of $1 million

B) Represents the adjustment to record the fourth quarter 1996 purchase of the mortgage securing the New York Marriott Financial Center Hotel for $101 million.

C) Represents the adjustment to record the December 1996 Preferred Stock Offering as follows:

     -  Record net cash proceeds of $530 million
     -  Record other assets of $20 million for deferred fees
     - Record the $550 million of Company-Obligated, Mandatorily-Redeemable Convertible Preferred Securities of a Subsidiary Trust

D) Represents the adjustment to record the exercise of 6.3 million warrants into 6.3 million shares of the Company's common stock as follows:

     - Record net proceeds of $44 million (proceeds are net of the 11%, or $6 million, of the proceeds allocated to Host Marriott Services Corporation ("Services")) as required under the distribution agreement relating to the Company's spin-off of Services in December 1995.
     - Record the issuance of 6.3 million shares of common stock with a par value of approximately $6 million, and including additional paid-in capital of $38 million

E) Represents the adjustment to record the repayment of the $109 million mortgage loan secured by the Philadelphia Convention Center Hotel.

F) Represents the adjustment to record the revenue, operating costs, and secured debt interest expense and to reduce interest income for the 1996 acquisitions of six full-service properties and the purchase of controlling interests in an additional 17 full-service properties, as if they were added at the beginning of the applicable period.

G) Represents the net adjustment to eliminate the depreciation expense and record the incremental lease expense for the 1996 sale/leaseback of the 18 Residence Inns and 16 Courtyard properties prior to their sale.

H) Represents the adjustment to record interest income for the fourth quarter 1996 acquisition of the mortgage loan secured by the New York Marriott Financial Center and the adjustment to reduce interest expense for the fourth quarter 1996 payoff of the mortgage loan secured by the Philadelphia Marriott Hotel.

I) Represents the adjustment to record the quarterly dividend payments to the preferred shareholders for the December 1996 Convertible Preferred Stock Offering, as if the offering had taken place at the beginning of the applicable period.

J) Represents the adjustment to eliminate interest income on the proceeds from the March 1996 Stock Offering, which were utilized for the 1996 acquisition of full-service hotel properties, or controlling interests therein.

K) Represents the adjustment to eliminate the revenues and the operating costs for the 1995 sale of the four remaining Fairfield Inns.

L) Represents the adjustment to reflect the incremental increase in revenue, operating costs and secured debt interest expense for the 1995 acquisition of eight full-service properties, as if they were added at the beginning of the applicable period. On February 26, 1993, an explosion caused damage to the structure and interior of the New York Vista Hotel, as well as the adjoining World Trade Center complex. As a result of the damage, all hotel operations were suspended and the hotel underwent extensive renovation. Because the hotel did not resume full operations until late 1995, the historical operations of the hotel during for the fiscal year ended December 29, 1995 are not meaningful and the accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect any adjustments related to the hotel.

M) Represents the net adjustment to eliminate the depreciation expense and record the incremental lease expense for the 1995 sale/leaseback of the 37 Courtyard properties.

N) Represents the adjustment to reduce interest expense for the redemption of senior notes of Host Marriott Hospitality, Inc. (the "Hospitality Notes") with the net sales proceeds from the sale and leaseback of 21 Courtyard properties.

O) Represents the adjustment to reduce interest expense to reflect the decrease in interest rates as a result of the issuance of the Properties Notes and the decrease in commitment fees as a result of the MI Line of Credit. Extraordinary losses of approximately $17 million, net of tax, related to the 1995 redemption of certain of the Hospitality Notes are not reflected in the accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations.

P) Represents the adjustment to interest expense to eliminate the interest expense and related amortization of deferred financing fees for the Revolver, and to record the interest expense and related amortization of deferred financing fees as a result of the issuance of the Acquisitions Notes.

Q) Represents the income tax impact of pro forma adjustments at statutory rates.

R) Represents the adjustment to increase the weighted average number of shares of common stock outstanding assuming the March 1996 Stock Offering had been completed at the beginning of each period presented.